                                                                    Exhibit 99.1


Name and Address of Reporting Person:                        Eos Partners, L.P.
                                                             320 Park Avenue
                                                             New York, NY  10022

Date of Earliest Transaction Required to be Reported (Month/Day/Year): 3/30/2004

Issuer Name and Ticker or Trading Symbol:
                                       The Providence Service Corporation (PRSC)

SIGNATURE:

Eos Partners, L.P.

By:   Steven M. Friedman
   ----------------------------
Name:  Steven M. Friedman
Title:  General Partner

1. In the reported transactions, Eos Partners SBIC, L.P. sold 1,301,960 shares of the reported securities and Eos Partners SBIC II, L.P. sold 239,247 shares of the reported securities. After the transactions reported in this filing, Eos Partners SBIC, L.P. directly beneficially owns 195,294 of the reported securities and Eos Partners SBIC II, L.P. directly beneficially owns 35,887 of the reported securities.

2. Eos Partners, L.P. is the sole stockholder of Eos SBIC, Inc., which is the general partner of Eos SBIC General, L.P., which in turn is the general partner of Eos Partners SBIC, L.P. Eos Partners, L.P. is also the sole stockholder of Eos SBIC, II, Inc., which is the general partner of Eos SBIC General II, L.P., which in turn is the general partner of Eos Partners SBIC II, L.P. Steven M. Friedman and Brian D. Young are the general partners of Eos Partners, L.P. Accordingly, Eos Partners, L.P., Eos SBIC, Inc., Eos SBIC II, Inc., Eos Partners SBIC II, L.P. Eos SBIC General, L.P., Eos SBIC General II, L.P., Mr. Friedman and Mr. Young may be deemed to indirectly beneficially own the reported securities, which are directly beneficially owned by Eos Partners SBIC, L.P.

3. Eos Partners, L.P. is the sole stockholder of Eos SBIC II, Inc., which is the general partner of Eos SBIC General II, L.P., which in turn is the general partner of Eos Partners SBIC II, L.P. Eos Partners, L.P. is also the sole stockholder of Eos SBIC, Inc., which is the general partner of Eos SBIC General, L.P., which in turn is the general partner of Eos Partners SBIC, L.P. Steven M. Friedman and Brian D. Young are the general partners of Eos Partners, L.P. Accordingly, Eos Partners, L.P., Eos SBIC, Inc., Eos SBIC II, Inc., Eos Partners SBIC, L.P., Eos SBIC General, L.P., Eos SBIC General, L.P., Mr. Friedman and Mr. Young may be deemed to indirectly beneficially own the reported securities, which are directly beneficially owned by Eos Partners SBIC II, L.P.

4. Eos Partners L.P., Eos SBIC, Inc., Eos SBIC General, L.P., Mr. Friedman and Mr. Young disclaim beneficial ownership of all such securities that exceed their respective pecuniary interest. Eos SBIC II, Inc., Eos Partners SBIC II, L.P. and Eos SBIC General II, L.P. disclaim beneficial ownership of all securities directly beneficially owned by Eos Partners SBIC, L.P.

5. Eos Partners L.P., Eos SBIC II, Inc., Eos SBIC General II, L.P., Mr. Friedman and Mr. Young disclaim beneficial ownership of all such securities that exceed their respective pecuniary interest. Eos SBIC, Inc., Eos Partners SBIC, L.P. and Eos SBIC General, L.P. disclaim beneficial ownership of all securities owned directly beneficially by Eos Partners SBIC II, L.P.

6. The filing of this statement shall not be construed as an admission (a) that the person filing this Statement is, for the purposes of Section 16 of the Securities Exchange Act of 1934 (as amended), the beneficial owner of any equity securities covered by this Statement, or (b) that this Statement is legally required to be filed by such person.

Joint Filer Information

Name of Joint Filer:      Eos SBIC, Inc.
Address of Joint Filer:   320 Park Avenue, 22nd Floor
                          New York, NY  10022



Date of Earliest Transaction Required to be Reported (Month/Day/Year): 3/30/2004

Issuer Name and Ticker or Trading Symbol:
                                       The Providence Service Corporation (PRSC)

Designated Filer:         Eos Partners L.P.

SIGNATURE:

Eos SBIC, Inc.
By:  Eos Partners, L.P., its sole stockholder

By: /s/ Steven M. Friedman
   ----------------------------
Name:  Steven M. Friedman
Title: General Partner
Date:  April 1, 2004


Name of Joint Filer:      Eos SBIC II, Inc.
Address of Joint Filer:   320 Park Avenue, 22nd Floor
                          New York, NY  10022



Date of Earliest Transaction Required to be Reported (Month/Day/Year): 3/30/2004

Issuer Name and Ticker or Trading Symbol:
                                       The Providence Service Corporation (PRSC)

Designated Filer:         Eos Partners, L.P.

SIGNATURE:

Eos SBIC II, Inc.
By:  Eos Partners, L.P., its sole stockholder

By: /s/ Steven M. Friedman
   ----------------------------
Name:  Steven M. Friedman
Title:  General Partner
Date: April 1, 2004


Name of Joint Filer:       Eos SBIC General, L.P.
Address of Joint Filer:    320 Park Avenue, 22nd Floor
                           New York, NY  10022



Date of Earliest Transaction Required to be Reported (Month/Day/Year): 3/30/2004

Issuer Name and Ticker or Trading Symbol:
                                       The Providence Service Corporation (PRSC)

Designated Filer:          Eos Partners, L.P.

SIGNATURE:

Eos SBIC General, L.P.
By:  Eos SBIC, Inc., its general partner
By:  Eos Partners, L.P., its sole stockholder

By: /s/ Steven M. Friedman
   ----------------------------
Name:  Steven M. Friedman
Title:  General Partner
Date: April 1, 2004


Name of Joint Filer:       Eos SBIC General II, L.P.
Address of Joint Filer:    320 Park Avenue, 22nd Floor
                           New York, NY  10022



Date of Earliest Transaction Required to be Reported (Month/Day/Year): 3/30/2004

Issuer Name and Ticker or Trading Symbol:
                                       The Providence Service Corporation (PRSC)

Designated Filer:          Eos Partners, L.P.

SIGNATURE:

Eos SBIC General II, L.P.
By:  Eos SBIC II, Inc., its general partner
By:  Eos Partners, L.P., its sole stockholder

By: /s/ Steven M. Friedman
   ----------------------------
Name:   Steven M. Friedman
Title:  General Partner
Date:   April 1, 2004


Name of Joint Filer:       Eos Partners SBIC, L.P.
Address of Joint Filer:    320 Park Avenue, 22nd Floor
                           New York, NY  10022



Date of Earliest Transaction Required to be Reported (Month/Day/Year): 3/30/2004

Issuer Name and Ticker or Trading Symbol:
                                       The Providence Service Corporation (PRSC)

Designated Filer:          Eos Partners, L.P.

SIGNATURE:

Eos Partners SBIC, L.P.
By:  Eos SBIC General, L.P., its general partner
By:  Eos SBIC, Inc., its general partner
By:  Eos Partners, L.P., its sole stockholder

By: /s/ Steven M. Friedman
   ----------------------------
Name:   Steven M. Friedman
Title:  General Partner
Date:   April 1, 2004


Name of Joint Filer:        Eos Partners SBIC II, L.P.
Address of Joint Filer:     320 Park Avenue, 22nd Floor
                            New York, NY  10022



Date of Earliest Transaction Required to be Reported (Month/Day/Year): 3/30/2004 Issuer Name and Ticker or Trading Symbol:
                                       The Providence Service Corporation (PRSC)

Designated Filer:           Eos Partners, L.P.

SIGNATURE:

Eos Partners SBIC II, L.P.
By:  Eos SBIC General II, L.P., its general partner
By:  Eos SBIC II, Inc., its general partner
By:  Eos Partners, L.P., its sole stockholder

By: /s/ Steven M. Friedman
   ----------------------------
Name:   Steven M. Friedman
Title:  General Partner
Date:   April 1, 2004


Name of Joint Filer:       Steven M. Friedman.
Address of Joint Filer:    320 Park Avenue, 22nd Floor
                           New York, NY  10022



Date of Earliest Transaction Required to be Reported (Month/Day/Year): 3/30/2004

Issuer Name and Ticker or Trading Symbol:
                                       The Providence Service Corporation (PRSC)

Designated Filer:          Eos Partners, L.P.

SIGNATURE:

Steven M. Friedman

By: /s/ Steven M. Friedman
   ----------------------------
Date: April 1, 2004


Name of Joint Filer:       Brian D. Young
Address of Joint Filer:    320 Park Avenue, 22nd Floor
                           New York, NY  10022



Date of Earliest Transaction Required to be Reported (Month/Day/Year): 3/30/2004

Issuer Name and Ticker or Trading Symbol:
                                       The Providence Service Corporation (PRSC)

Designated Filer:          Eos Partners, L.P.

SIGNATURE:

Brian D. Young

By: /s/ Brian D. Young
   ----------------------------
Date: April 1, 2004